SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

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MAD CATZ INTERACTIVE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 22, 2005

Dear Fellow Shareholder:

You are cordially invited to attend our Annual Meeting of Shareholders on Monday, August 22, 2005, at 11:00 a.m., Pacific Time at Mad Catz, Inc.’s offices located at 7480 Mission Valley Road, Suite 101, San Diego, California, 92108.

The business to be conducted at the Annual Meeting is explained in the accompanying Notice of Annual Meeting of Shareholders and Management Proxy Circular and Proxy Statement. At the Annual Meeting, we will also discuss our results for the past year.

You will notice in reading the Management Proxy Circular and Proxy Statement that Cary McWhinnie, one of our directors since 1998, is not standing for re-election. We want to express our deep appreciation to Mr. McWhinnie for his valuable contributions to our company during his years of service.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Please complete, sign, and date your proxy card today and return it in the envelope provided. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your continued support.

Sincerely,

Darren Richardson

President and Chief Executive Officer

MAD CATZ INTERACTIVE, INC.

7480 MISSION VALLEY ROAD, SUITE 101

SAN DIEGO, CALIFORNIA 92108

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 22, 2005

The 2005 Annual Meeting of Shareholders (the “Annual Meeting”) of Mad Catz Interactive, Inc. (the “Company”) will be held at Mad Catz, Inc.’s offices located at 7480 Mission Valley Road, Suite 101, San Diego, California, 92108, on Monday, August 22, 2005, beginning at 11:00 a.m., Pacific Time. The purposes of the Annual Meeting are to:

1.	Elect five directors of the Company to serve until the Annual Meeting of Shareholders to be held in 2006 and until their respective successors are elected and qualified;

2.	Appoint KPMG LLP as the Independent Registered Public Accounting Firm of the Company and to authorize the Board of Directors to fix the Independent Registered Public Accounting Firm’s remuneration; and

3.	Transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on July 22, 2005 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment of postponement thereof.

These items of business, including the nominees for director, are more fully described in the Management Proxy Circular and Proxy Statement accompanying this notice.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares by proxy. This will ensure the presence of a quorum at the Annual Meeting. Voting by proxy will not limit your right to change your vote or to attend the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Darren Richardson

President and Chief Executive Officer

July 22, 2005

MAD CATZ INTERACTIVE, INC.

7480 MISSION VALLEY ROAD, SUITE 101

SAN DIEGO, CALIFORNIA 92108

MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 22, 2005

This Management Proxy Circular and Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Mad Catz Interactive, Inc. (the “Company,” “Mad Catz,” “we” or us”) of proxies from the holders of shares of common stock of the Company to be voted at the Annual Meeting of Shareholders to be held on Monday, August 22, 2005, at 11:00 a.m., Pacific Time, at Mad Catz, Inc.’s offices located at 7480 Mission Valley Road, Suite 101, San Diego, California, 92108 (the “Annual Meeting”). This Management Proxy Circular and Proxy Statement, the proxy card, and our Annual Report were first mailed to shareholders entitled to vote at the meeting on or about July 26, 2005.

QUESTIONS AND ANSWERS ABOUT THE PROXY

MATERIALS AND OUR 2005 ANNUAL MEETING

Q:	What is the purpose of the Annual Meeting?

A:	The Annual Meeting is being held to consider and vote upon (1) the election of five directors to serve until the Annual Meeting of Shareholders in 2006 and until their successors are duly elected and qualified and (2) the appointment of KPMG LLP as the Independent Registered Public Accounting Firm of the Company and the authorization of the Board of Directors to fix the remuneration of the Independent Registered Public Accounting Firm. The Company’s Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. In addition, management will report on the Company’s performance during fiscal 2005 and respond to questions from shareholders.

Q:	What is the Board’s Recommendation?

A: The Board’s recommendations are set forth together with a description of the proposals in this Management Proxy Circular and Proxy Statement. In summary, the Board recommends that you vote:

•	FOR election of the five directors named in this Management Proxy Circular and Proxy Statement to serve until the Annual Meeting of Shareholders in 2006 and until their successors are duly elected and qualified (see page Five); and

•	FOR the appointment of KPMG LLP as the Independent Registered Public Accounting Firm of the Company and the authorization of the Board of Directors to fix the remuneration of the Independent Registered Public Accounting Firm (see page Seven).

Q:	Who is entitled to vote at the Annual Meeting?

A:	Only holders of record of shares of Common Stock as of the close of business on July 22, 2005, the record date fixed by the Board of Directors (the “Record Date”), will be entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, there were 54,244,383 shares of Common Stock issued, outstanding and entitled to be voted at the Annual Meeting. These shares are held by approximately 39 shareholders of record.

Q:	What shares can I vote?

A:	You may vote all shares of Mad Catz common stock owned by you as of the close of business on the Record Date. You may cast one vote per share that you held on the Record Date. A list of shareholders entitled to vote at the Annual Meeting will be available during ordinary business hours at Mad Catz, Inc.’s offices located at 7480 Mission Valley Road, Suite 101, San Diego, California 92108 for a period of at least 10 days prior to the Annual Meeting and at the Annual Meeting.

Q:	How can I vote my shares at the Annual Meeting?

A.	If your shares are registered directly in your name with our transfer agent, Computershare Trust Company of Canada, you are considered the “shareholder of record” with respect to those shares and the proxy materials and proxy card are being sent directly to you by Mad Catz. As the shareholder of record, you have the right to vote in person at the meeting. If you choose to do so, you can bring the enclosed proxy card or vote using the ballot provided at the meeting. Most of our shareholders hold their shares through a broker, bank or other nominee (that is, in “street name”) rather than directly in their own name. If you hold your shares in street name, your broker, bank or other nominee is forwarding the proxy materials to you, together with a voting instruction card. Because a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. The shares represented by proxy at the Annual Meeting will be voted or withheld from voting in accordance with the instructions of the shareholder granting such proxy. If the shareholder specifies a choice with respect to any matter to be acted upon, the shares subject to such proxy will be voted accordingly. If no instructions are indicated on a proxy card returned to the Company, the shares represented by that proxy will be voted “FOR” the election, as directors of the Company, of the five nominees named in this Management Proxy Circular and Proxy Statement and “FOR” the appointment of KPMG LLP as the Independent Registered Public Accounting Firm of the Company and the authorization of the Board of Directors to fix the remuneration of the Independent Registered Public Accounting Firm.

Q:	How can I vote my shares without attending the Annual Meeting?

A:

Whether you are the shareholder of record or hold your shares in street name, you may direct your vote without attending the Annual Meeting by completing and mailing your proxy card or voting instruction in the enclosed pre-paid envelope. Each shareholder has the right to appoint a person or company to represent the shareholder at the Annual Meeting other than the person or company, if any designated on the from of the proxy. A shareholder desiring to appoint some other person (who need not be a shareholder of the Company) to represent him, her or it at the Annual Meeting may do so either by inserting such other person’s name in the blank space provided in the form of proxy or by completing another form of proxy and in either case by delivering, at any time up to and including the last business day preceding the day of the Annual Meeting or any adjournment thereof, the completed form of proxy address to the Secretary of the Company, c/o Computershare Trust Company of Canada, Attention Proxy Department, 100 University Avenue, 9th Floor, North Tower, Toronto, Ontario, Canada, M5J 2Y1, or to the Chairman or the Secretary of the Company at the beginning of the Annual Meeting or any adjournment thereof. If your shares are held in street name, your proxy card may contain instructions from your broker, bank or nominee that allow you to vote your shares using the Internet or by telephone. Please consult with your broker, bank or nominee if you have any questions regarding the electronic voting of shares held in street name.

Q:	How will my shares be voted if I return a blank proxy card?

A:	If you are a shareholder of record, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our board of directors on all matters and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote before the meeting. If you hold your shares in street name and do not provide your broker with voting instructions (including by returning a blank voting instruction card), your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time before your proxy is voted at the Annual Meeting. If you are a shareholder of record, you may change your vote or revoke your proxy by: (1) delivering to the Company (Attention: Corporate Secretary) at the address on the first page of this Management Proxy Circular and Proxy Statement a written notice of revocation of your proxy; (2) delivering to the Company an authorized proxy bearing a later date; or (3) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting in and of itself, without voting in person, will not cause your previously granted proxy to be revoked. For shares you hold in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Annual Meeting, by attending the meeting and voting in person.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:	The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the outstanding shares of common stock entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:	What if a quorum is not present at the meeting?

A:	Under United States law, if a quorum is not present at the scheduled time of the Annual Meeting, we may adjourn the meeting, either with or without the vote of the shareholders. If we propose to have the shareholders vote whether to adjourn the meeting, the proxyholders will vote all shares for which they have authority in favor of the adjournment. Under Canadian law, if a quorum is not present at the opening of the Annual Meeting, the shareholders present may adjourn the meeting to a fixed time and place, but may not transact any other business.

Q:	What vote is required to approve each of the proposals?

A:	All proposals, including the election of directors, require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:	Other than the two proposals described in this Management Proxy Circular and Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxyholders, Patrick Brigham, Chairman of the Board, and Darren Richardson, President and Chief Executive Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:	Who will count the votes?

A:	A representative of Computershare Trust Company of Canada, our transfer agent, will tabulate the votes and act as Inspector of Elections.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will announce preliminary voting results at the Annual Meeting and publish final results in our Quarterly Report on Form 10-Q for the second quarter of fiscal 2006.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	The solicitation of proxies will be conducted by mail, and Mad Catz will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of our common stock. We may conduct further solicitation personally, telephonically, through the Internet or by facsimile through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation. We may generate other expenses in connection with the solicitation of proxies for the Annual Meeting, which we will pay.

Q:	May I propose matters for consideration at next year’s Annual Meeting or nominate individuals to serve as directors?

A:	Yes. If you wish to propose a matter for consideration at next year’s Annual Meeting or if you wish to nominate a person for election as a director of the Company, see the information set forth in “Shareholder Proposals” and “Shareholder Nominations” below.

Q:	What do I need for admission to the Annual Meeting?

A:	You are entitled to attend the Annual Meeting only if you are a shareholder of record or a beneficial owner as of July 22, 2005, the Record Date, or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are the shareholder of record your name will be verified against the list of shareholders of record prior to your being admitted to the Annual Meeting. If you hold your shares in street name, you should provide proof of beneficial ownership on the record date, such as a brokerage account statement showing that you owned Mad Catz stock as of the record date, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership as of the record date. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s articles of incorporation provide that the Board of Directors shall consist of a minimum of three directors and a maximum of 12 directors. The Company’s Board of Directors currently consists of five members: Messrs. Patrick Brigham (Chairman), Donald Lenz, Morris Perlis, Andrew Redmond and Cary McWhinnie. All of the current directors of the Company other than Mr. McWhinnie are nominees for election at the Annual Meeting. Mr. McWhinnie has informed the Company that he will not stand for reelection at the Annual Meeting. The Company has been fortunate to have Mr. McWhinnie on the Board of Directors since 1998. The Board of Directors wishes to thank Mr. McWhinnie for his service to the Company. The Board of Directors of the Corporation has fixed the number of directors to be elected at the Meeting at five. In addition to the four current directors of the Company who will stand for reelection, the Board of Directors has nominated Darren Richardson, President and Chief Executive Officer of the Company, as nominee for election to the Board of Directors at the Annual Meeting, for a total of five director nominees.

Each director elected at the Annual Meeting will hold office for a one-year term until the 2006 Annual Meeting of Shareholders or until his successor is duly elected, unless prior hereto the director resigns or the director’s office becomes vacant by reason of death or other cause. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, and the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director. Morris Perlis, a current director of the Company and nominee for re-election at the Annual Meeting, has accepted his nomination, but has indicated that if he is re-elected at the Annual Meeting he intends not to serve a full term following re-election. Mr. Perlis has indicated that his resignation would be due to personal concerns and not to any disagreement with the Company or the current Board of Directors.

The following information is furnished with respect to the Board of Directors’ nominees for election as directors of the Company, including the nominee’s position with the Company, tenure as director and age as of July 22, 2005. Stock ownership information is shown under the heading “Security Ownership of Certain Beneficial Owners and Management” and is based upon information furnished by the respective individuals.

Name and Place of Residence	Position with the Company and Principal Occupation	Age	Director Since
Patrick Brigham(1)(3) Toronto, Ontario	Chairman of the Board of Directors	60	1998

Darren Richardson San Diego, California	President, Chief Executive Officer and Nominee for Director, former Executive Vice President of the Company	44	N/A

Donald Lenz(1)(2)(3) Toronto, Ontario	Director, Businessman	59	2000

Morris Perlis(3) Thornhill, Ontario	Director, Businessman	56	2000

Andrew Redmond(2)(3) Toronto, Ontario	Director, Businessman	43	2004

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Governance and Nominating Committee.

Set forth below is information regarding each of the above named individuals, including a description of his positions and offices with the Company, a description of his principal occupation and business experience during at least the last five years and directorships presently held by him in other companies

Patrick Brigham

Mr. Brigham has been Chairman of the Board of Directors of the Company since September 30, 1998. He has been the Chairman of Hartay Enterprises Inc., a private investment company, for more than five years. He was the founder and past Chairman and Chief Executive Officer of Sunquest Vacations Limited until its sale in 1995. Mr. Brigham is also a director of Greater Toronto Airport Authority and ClubLink Corporation.

Darren Richardson

Mr. Richardson was appointed President and Chief Executive Officer of the Company April 1, 2004, and was nominated for election as a director of the Company in 2005. Prior to his appointment as President and Chief Executive Officer, Mr. Richardson served as Executive Vice President of the Company since October 1997 and as President and Chief Operating Officer of Mad Catz, Inc. since September 1999. Mr. Richardson served in several senior management capacities with Games Trader from 1997 until 1999, including Chief Operating Officer, and Vice President of Business Development, responsible for sales and marketing with a focus on new account development. He has a Master of Business Administration degree from Trinity College, Dublin, and a Bachelor of Commerce degree from the University of Wollongong, Australia.

Donald Lenz

Mr. Lenz has been a director of the Company since January 2000. He has been a Managing Director of Newport Partners Inc. and one of its predecessors, Brompton Securities Ltd. (Investment banking-Toronto, Ontario) since November 2001. Mr. Lenz is also the President of SELDM Limited, a private investment company based in Toronto, Canada. Prior to starting SELDM Limited, Mr. Lenz spent over 30 years in the investment banking industry. Mr. Lenz serves on the Board of Directors of DataMirror Corporation, a public company, Trizec Canada Inc., a public company and SELDM Limited, Newport Partners, Newport Securities Inc. and Newport Investment Counsel Inc., all private companies.

Morris Perlis

Mr. Perlis has been a director of the Company since April 2000. Prior to March 31, 2004, Mr. Perlis was the President and Chief Executive Officer of the Company. Between 1994 and 2000, Mr. Perlis was President of Counsel Corporation, an investment company. Between 1979 and 1992, Mr. Perlis served American Express in Canada and at its U.S. headquarters in New York in a variety of capacities, including as President and Chief Executive Officer of Amex Bank of Canada, President and General Manager of American Express Canada and Executive Vice President and General Manager of American Express’ Personal Card Division. Mr. Perlis also serves as a director of Sears Canada Bank and Loring Ward International, Ltd., both Canadian public companies and several not-for-profit organizations.

Andrew Redmond

Mr. Redmond has been a Director of the Company since August 2004. Mr. Redmond is the President and Chief Executive Officer of Jutan Limited Partnership, parent company of Jutan International and AVS Technologies. Both companies are established distributors in the consumer electronics industry. Previously, Mr. Redmond was the President and Chief Executive Officer of Jonic International Inc., a sales and distribution company, since 1996.

There is no family relationship between any executive officer or director of the Company and any other executive officer or director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE DIRECTOR.

PROPOSAL 2

APPOINTMENT AND REMUNERATION OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Audit Committee of the Board of Directors of the Company have recommended the accounting firm of KPMG LLP to be appointed as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending March 31, 2006.

Unless authority to vote is withheld, the persons named in the accompanying form of proxy intend to vote for the re-appointment of KPMG LLP, Charter Accountants, as the Independent Registered Public Accounting Firm of the Company for the Company’s fiscal year ended March 31, 2006 and to authorize the Board of Directors to fix the remuneration of the Independent Registered Public Accounting Firm. KPMG LLP has been the independent auditor of the Company and its predecessors for ten years

A representative of KPMG LLP is expected to attend the Annual Meeting and will have an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions from shareholders.

THE BOARD RECOMMENDS SHAREHOLDER APPROVAL OF THE RE-APPOINTMENT OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY AND THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO FIX THE REMUNERATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

CORPORATE GOVERNANCE

The Board has developed corporate governance practices to help it fulfill its responsibility to shareholders to oversee the work of management in the conduct of the Company’s business and to seek to serve the long-term interests of shareholders. The Company’s corporate governance practices are memorialized in our Mandate of the Board of Directors of Mad Catz Interactive, Inc., our Codes of Conduct for Directors and for Employees and the Charters of the three committees of the Board. We continually review these governance practices and update them as necessary to reflect changes in regulatory requirements and evolving oversight practices. These documents are available on our website at www.madcatz.com and upon request in writing to our Secretary, Geofrey Myers. In addition, the Audit Committee charter is included as Appendix A to this Management Proxy Circular and Proxy Statement.

Board of Directors

Our Board consists of five members. Three of our directors are independent under the requirements set forth in the American Stock Exchange (“AMEX”) listing rules. For a director to be considered independent, the Board must determine that the director does not have a material relationship with the listed company that would interfere with the exercise of independent judgment. The Board has established guidelines to assist it in determining director independence, which conform to the independence requirements of the AMEX listing rules. In addition to applying these independence guidelines, the Board considers all relevant facts and circumstances in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation. The Board has determined that Messrs. Brigham, Lenz and Redmond are independent.

Meetings of the Board of Directors

During fiscal 2005, our Board held thirteen meetings. During fiscal 2005, all of our directors attended 75% or more of the aggregate number of Board meetings and committee meetings on which they served (during the periods for which they served as such). All directors are strongly encouraged to attend the Annual Meetings of shareholders, unless attendance would be impracticable or constitute an undue burden. All of our directors attended the 2004 Annual Meeting of Shareholders.

Time is allotted at the end of each Board meeting for an executive session involving only our independent directors and non-management directors. Patrick Brigham, Chairman of the Board of Directors acts as presiding director at each executive session.

Committees of the Board of Directors

The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Governance and Nominating Committee, each of which operated pursuant to a written charter adopted by the Board of Directors.

Audit Committee

The Audit Committee was established in accordance with requirements of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee selects and engages the Company’s independent auditors, reviews the scope of audit engagements, reviews comment letters of such auditors and management’s response thereto, approves professional services provided by such auditors, reviews the independence of such auditors, reviews any major accounting changes made or contemplated, considers the range of audit and non-audit fees, reviews the adequacy of the Company’s internal accounting controls and annually reviews its charter and submits any recommended changes to the Board of Directors for its consideration. The Audit Committee consists of three members: Donald Lenz (Chairman), Patrick Brigham and Cary McWhinnie. The Board of Directors has determined that each member of the Audit Committee is “independent” and meets the financial literacy requirements of the AMEX listing standards, that each member of the Audit Committee meets the enhanced independence standards established by the United States Securities and Exchange Commission (“SEC”) and that Mr. Lenz qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The Audit Committee held five meetings in fiscal year 2005.

Compensation Committee

The Compensation Committee establishes remuneration levels for the Chief Executive Officer, Chief Financial Officer and other executive officers of the Company, reviews significant employee benefit programs and establishes, as it deems appropriate, and administers executive compensation programs, including bonus plans, certain equity-based programs, deferred compensation plans and any other such cash or stock incentive programs. The Chief Executive Officer of the Company establishes remuneration levels for other employees of the Company. The Compensation Committee consists of three members: Cary McWhinnie (Chairman), Donald Lenz and Andrew Redmond. The Board of Directors has determined that each member of the Compensation Committee is “independent” under the AMEX listing standards. The Compensation Committee held two meetings in fiscal year 2005.

Governance and Nominating Committee

The Governance and Nominating Committee identifies and recommends to the Board of Directors qualified candidates for nomination as directors of the Company, develops and recommends to the Board of Directors corporate governance principles applicable to the Company and oversees the evaluation of the Board of Directors and management of the Company. The Governance and Nominating Committee consists of five members: Patrick Brigham (Chairman), Cary McWhinnie, Morris Perlis, Don Lenz and Andy Redmond. The Board of Directors has determined that each member of the Governance and Nominating Committee, other than Mr. Perlis, is “independent” under the AMEX listing standards. The Governance and Nominating Committee held one meeting in fiscal year 2005.

Directors Compensation

Members of the Board of Directors who are not salaried employees of the Company receive an annual retainer of $30,000 (a “flat fee”), which is paid by the Company to each director on a quarterly basis.

Shareholder Communications with the Board of Directors

The Board of Directors has not established a formal process for shareholders to follow to send communications to the Board or its members, as the Company’s policy has been to forward to the directors any shareholder correspondence it receives that is addressed to them. Shareholders who wish to communicate with the directors may do so by sending their correspondence addressed to the director or directors as follows Attn: Corporate Secretary, Mad Catz Interactive, Inc., 181 Bay Street, Suite 2500, Toronto, Ontario M5J 2T7.

Director Nominations

The Governance and Nominating Committee is responsible for reviewing and interviewing qualified candidates to serve on the Board of Directors, for making recommendations to the full Board for nominations to fill vacancies on the Board and for selecting the management nominees for the directors to be elected by the Company’s shareholders at each Annual Meeting.

Director Qualifications

Although neither the Board of Directors nor the Governance and Nominating Committee has established specific minimum age, education, experience or skill requirements for potential directors, the Board of Directors believes that the appropriate mix of skills, experience, age and gender will help to enhance the performance of the Board of Directors. The Governance and Nominating Committee has been authorized by the Board of Directors to take into account all factors it considers appropriate in fulfilling its responsibilities to identify and recommend individuals to the Board as director nominees. Those factors may include, without limitation, the following:

•	an individual’s business or professional experience, accomplishments, education, judgment, understanding of the business and the industry in which the Company operates, specific skills and talents, independence, time commitments, reputation, general business acumen and personal and professional integrity or character;

•	the size and composition of the Board and the interaction of its members, in each case with respect to the needs of the Company and its shareholders; and

•	regarding any individual who has served as a director of the Company, his or her past preparation for, attendance at, and participation in meetings and other activities of the Board or its committees and his or her overall contributions to the Board and the Company.

Identification and Evaluation of Nominees

In making nominations for director, the Governance and Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue their service. Current members with qualifications and skills that are consistent with the independent directors’ criteria for Board service are re-nominated. As to new candidates, the Governance and Nominating Committee will generally poll the Board members and members of management for recommendations. The Governance and Nominating Committee may also review the composition and qualification of the boards of directors of the Company’s competitors, and may seek input from industry experts or analysts. The Governance and Nominating Committee the qualifications, experience and background of potential candidates. In making their determinations, the Governance and Nominating Committee evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best represent shareholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the Governance and Nominating Committee makes recommendations to the Board of Directors by a majority vote. Historically, the Board of Directors has not relied on third-party search firms to identify director nominees. The Board of Directors may in the future choose to engage third-party search firms in situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

The Governance and Nominating Committee may use multiple sources for identifying and evaluating nominees for directors, including referrals from the Company’s current directors and management as well as input from third parties, including executive search firms retained by the Board. The Governance and Nominating Committee will obtain background information about candidates, which may include information from directors’ and officers’ questionnaires and background and reference checks, and will then interview qualified candidates. The Company’s other directors will also have an opportunity to meet and interview qualified candidates. The Governance and Nominating Committee will then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board of Directors that a candidate be nominated to the Board.

Shareholder Nominations

The Governance and Nominating Committee may from time to time consider qualified nominees recommended by shareholders, who may submit recommendations to the Governance and Nominating Committee through a written notice as described under “Shareholder Proposals” below. Nominees for director who are recommended by shareholders will be evaluated in the same manner as any other nominee for director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of July 22, 2005, 54,244,383 shares of Common Stock of the Company have been issued and are outstanding as fully paid and non-assessable, and carrying a right to one vote per share. The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of July 22, 2005, by (i) each shareholder known by the Company to be a beneficial owner of more than 5% of any class of the Company’s voting securities, (ii) each director and nominee of the Company, (iii) the Chief Executive Officer and each additional executive officer named in the summary compensation table under “Executive Compensation” below and (iv) all directors, nominees and executive officers of the Company as a group. The Company believes that, except as otherwise noted, each individual named has sole investment and voting power with respect to the shares of Common Stock indicated as beneficially owned by such individual. Unless otherwise indicated, the business address of each named person is c/o Mad Catz, Inc., 7480 Mission Valley Road, Suite 101, San Diego, California 92108.

Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Common Stock Outstanding(2)
Patrick Brigham	2,680,007	4.9%
Donald Lenz	47,150	*
Cary McWhinnie	110,000	*
Morris Perlis	510,000	*
Andrew Redmond	50,000	*
Darren Richardson	683,238	1.2%
Cyril Talbot III	120,000	*
Warren Cook	262,548	*
Whitney Peterson	30,000	*
Jon Middleton	33,333	*
All Officers and Directors as a Group (10 persons)	4,526,276	8.1%

*	Less than one percent.
(1)	As to each person or group in the table, the table includes the following shares issuable upon exercise of options that are exercisable within 60 days from July 22, 2005: Patrick Brigham: 10,000; Donald Lenz: 10,000; Cary McWhinnie: 10,000; Morris Perlis: 510,000; Darren Richardson: 633,333; Cyril Talbot: 100,000; Warren Cook: 219,445; Whitney Peterson: 30,000 and Jon Middleton: 33,333.
(2)	All percentages are calculated based upon the total number of shares outstanding of 54,244,383 shares of the Company as of July 22, 2005, plus the number of options presently exercisable or exercisable within 60 days of July 22, 2005 by the named security holder.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING

Each director, executive officer of the Company, and person who owns more than 10% of a registered class of the Company’s equity securities is required by Section 16(a) of the Securities Exchange Act of 1934 to report to the Securities and Exchange Commission (the “SEC”) his or her transactions in the Company’s securities. Regulations promulgated by the SEC require the Company to disclose in this Management Proxy Circular and Proxy Statement any reporting violations with respect to the 2005 fiscal year, which came to the Company’s attention based on a review of the applicable filings required by the SEC to report such status as an officer or director or such changes in beneficial ownership as submitted to the Company. These statements are based solely on a review of the copies of such reports furnished to the Company by its officers, directors and security holders and a representation that such reports accurately reflect all reportable transactions as holdings.

During the fiscal year ended March 31, 2005, we were a “foreign private issuer,” as that term is defined in Rule 3b-4 of the Securities Exchange Act of 1934 (the “Exchange Act”). A foreign private issuer is exempt from Section 16 of the Exchange Act pursuant to Rule 3a12-3 under the Exchange Act. Accordingly, our executive officers, directors and beneficial owners of more than ten percent of our Common Stock were not subject to Section 16 of the Exchange Act and were not required to file reports with the Securities and Exchange Commission (the “SEC”) relating to their ownership of and transactions in our equity securities.

CERTAIN TRANSACTIONS

From April 1, 2004 to the present, there have been no (and there are no currently proposed) transactions in which the amount involved exceeded $60,000 to which the Company or any of its subsidiaries was (or is to be) a party and in which any executive officer, director, 5% beneficial owner of the Company’s Common Stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest, except as set forth below and under “Termination of Employment, Employment Contracts, Change in Responsibilities, Change-in-Control Arrangements.”

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth in summary form information concerning the compensation earned during the last three completed fiscal years by our Chief Executive Officer and our four other most highly compensated individuals who served as executive officers of the Company as of the end of the fiscal year ended March 31, 2005 (collectively, the “Named Executive Officers”).

	Fiscal Year	Annual Compensation			Long-Term Compensation	All Other Compensation ($)
Named Executive Officer Name and Principal Position		Salary ($)	Bonus ($)	Other Annual Compensation ($) (1)	Securities Underlying Options Granted (#)
Darren Richardson President and Chief Executive Officer	2005 2004 2003	300,000 225,000 185,000	300,000 45,000 —	13,389 12,612 12,153	500,000 75,000 100,000	— — —

Cyril Talbot III Chief Financial Officer (2)	2005 2004 2003	210,000 200,000 7,692	75,000 — —	4,561 6,154 —	— 100,000 —	— — —

Warren Cook Senior Vice President, Sales, MCI	2005 2004 2003	200,000 200,000 172,000	105,280 43,000 —	14,300 10,700 13,049	— 66,667 75,000	— — —

Whitney Peterson Vice President Corporate Development and General Counsel, MCI	2005 2004 2003	175,000 175,000 150,000	75,000 — —	6,500 6,269 5,500	— — 30,000	— — —

Jon Middleton Vice President Business Development, MCI (3)	2005	142,000	100,000	—	100,000	25,000	(4)

(1)	Amounts shown include the Company’s matching contributions under its 401(k) plan and auto allowances for the Named Executive Officers.
(2)	Cyril Talbot III became Chief Financial Officer effective March 17, 2003. Mr. Talbot’s salary, on an annual basis for 2003, would have been $200,000.
(3)	Jon Middleton became Vice President Business Development, MCI effective April 18, 2004. Mr. Middleton’s salary, on an annual basis for 2004, would have been $150,000.
(4)	Represents relocation expenses.

Option/SAR Grants in Fiscal 2005

The following table lists individual grants of stock options made during the Company’s last completed fiscal year as compensation for services rendered as an officer of the Company:

	Individual Grants
Named Executive Officer	Number of Securities Underlying Options/SARs Granted	% of Total Options/SARs Granted to Employees in FY 2005	Exercise or Base Price ($/Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($) (3)
					5%	10%
Darren Richardson	500,000	83%	$0.70	03/31/2009	96,699	213,679
Jon Middleton	100,000	17%	$0.67	06/08/2009	12,340	27,269

(1)	The options become exercisable in three substantially equal annual installments beginning the grant date.
(2)	All amounts in the table are presented in US dollars. Options are granted with exercise prices established in Canadian dollars, which were converted to US dollars based upon the exchange rate in effect on the date of grant. Fluctuations in exchange rates may increase or decrease the potential realizable value of the options.
(3)	The assigned rates of growth were selected by the SEC for illustrative purposes only and are not intended to predict or forecast further stock prices.

Aggregated Option Exercises during the most Recently

Completed Fiscal Year and March 31, 2005 Option Values

Named Executive Officer	Shares Acquired on Exercise (#)	Aggregate Value Realized ($) (1)	Number of Securities Underlying Unexercised Options at March 31, 2005		Value of Unexercised In the Money Options at March 31, 2005 ($) (2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Darren Richardson	50,000	22,139	466,667	358,333	345,157	295,554
Cyril Talbot III	—	—	66,667	33,333	59,778	29,889
Warren Cook	—	—	219,445	22,222	147,864	6,775
Whitney Peterson	—	—	30,000	—	16,544	—
Jon Middleton	33,334	29,769	—	66,666	—	58,682

(1)	Represents the amount realized upon sale of the underlying securities minus the exercise price.
(2)	Potential unrealized value is calculated as the fair market value at March 31, 2005 ($1.62 per share), less the option exercise price, times the number of shares.

Termination of Employment, Employment Contracts, Change in

Responsibilities, Change-in-Control Arrangements

Certain of the Company’s executive officers whose compensation is required to be reported in the Summary Compensation Table are or were parties to written employment agreements with the Company as follows:

Darren Richardson

The Company entered into an employment agreement with Mr. Richardson on May 18, 2000. On April 1, 2004, Mr. Richardson’s employment agreement was amended to reflect Mr. Richardson’s appointment as President and Chief Executive Officer of the Company. Under the terms of the amended employment agreement, Mr. Richardson’s annual base salary is currently $300,000. Mr. Richardson may also receive an annual bonus of up to $300,000 based on certain performance criteria established by the Board of Directors. Under the employment agreement, Mr. Richardson also was granted an option to purchase 500,000 shares of common stock of the Company at the exercise price equal to the fair market value of the Company’s common stock on the date of grant. The term of Mr. Richardson’s employment agreement continues for three years, unless earlier terminated in accordance with its terms and automatically renews for successive one-year periods unless either party gives prior notice of termination. Mr. Richardson’s employment agreement has been renewed for a one-year period. If, during the term of the agreement, there is a termination of employment without cause or in certain other specified circumstances, Mr. Richardson will be entitled to receive one year’s salary. These specified circumstances include where there has occurred a change of control in the Company or its wholly owned subsidiary Mad Catz, Inc.

Cyril Talbot III

The Company is a party to an employment agreement with Cyril Talbot III, pursuant to which Mr. Talbot agreed to serve as our Chief Financial Officer. Under the terms of the employment agreement, Mr. Talbot’s annual base salary is currently $220,000. Mr. Talbot may also receive an annual bonus of up to 25% of his base salary based on certain performance criteria. The agreement provides for a three-year term and thereafter automatically renews for successive one-year periods unless either party gives prior notice of termination. If, during the term of the agreement, there is a termination of employment either without cause or in certain other specified circumstances, Mr. Talbot will be entitled to receive one year’s salary. These specified circumstances include where there has occurred a change of control in the Company or its wholly owned subsidiary Mad Catz, Inc.

Warren Cook

The Company is a party to an employment agreement with Warren Cook, pursuant to which Mr. Cook agreed to serve as Vice President of Sales of Mad Catz, Inc. Under the terms of the employment agreement, Mr. Cook’s annual base salary is currently $200,000. The agreement provides for a three-year term and thereafter automatically renews for successive one-year periods unless either party gives prior notice of termination. If, during the term of the agreement, there is a termination of employment either without cause or in certain other specified circumstances, Mr. Cook will be entitled to receive one year’s salary. These specified circumstances include where there has occurred a change of control in MCI or Mad Catz Interactive, Inc.

Whitney Peterson

The Company is a party to an employment agreement with Whitney Peterson, pursuant to which Mr. Peterson agreed to serve as Vice President Corporate Development and General Counsel of Mad Catz, Inc. Under the terms of the employment agreement, Mr. Peterson’s annual base salary is $175,000. The agreement provides for a three-year term and thereafter automatically renews for successive one-year periods unless either party gives prior notice of termination. If, during the term of the agreement, there is a termination of employment either without cause or in certain other specified circumstances, Mr. Peterson will be entitled to receive one year’s salary. These specified circumstances include where there has occurred a change of control in MCI or Mad Catz Interactive, Inc.

Jon Middleton

The Company is a party to an employment agreement with Jon Middleton, pursuant to which Mr. Middleton agreed to serve as Vice President Business Development of Mad Catz, Inc. Under the terms of the employment agreement, Mr. Middleton’s annual base salary is $175,000. The agreement provides for a three-year term and thereafter automatically renews for successive one-year periods unless either party gives prior notice of termination. If, during the term of the agreement, there is a termination of employment either without cause or in certain other specified circumstances, Mr. Middleton will be entitled to receive one year’s salary. These specified circumstances include where there has occurred a change of control in MCI or Mad Catz Interactive, Inc.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF

DIRECTORS ON EXECUTIVE COMPENSATION

Preliminary Note: Notwithstanding anything to the contrary set forth in any of the previous filings made by the Company under the Securities Act or the 1934 Act that might incorporate future filings, including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2005, in whole or in part, the following Executive Compensation Report shall not be deemed to be incorporated by reference into any such future filings.

The Compensation Committee of the Board of Directors of Mad Catz Interactive, Inc. establishes and recommends to the Board of Directors compensation levels of the Company’s executive officers. The Committee during fiscal year 2005 consisted of Cary McWhinnie (Chairman), Donald Lenz and Andrew Redmond. This Compensation Report discusses the Company’s compensation policies and the basis for the compensation paid to its executive officers (including the Named Executive Officers), during the fiscal year ended March 31, 2005.

The Committee is currently responsible for setting the Company’s policies regarding compensation and benefits, and administering the Company’s employee stock option and stock purchase plans. In particular, the Committee evaluates the performance of management and determines the compensation and benefits of executive officers.

Compensation Philosophy

The Committee’s philospohy with respect to executive compensation has been designed to:

•	Adequately and fairly compensate executive officers in relation to their responsibilities, capabilities and contributions to the Company and in a manner that is commensurate with compensation paid by companies of comparable size or within the Company’s industry;

•	Reward executive officers for the achievement of key operating objectives and for the enhancement of the long-term value of the Company; and

•	Use equity-based incentives designed to motivate executives to focus on long-term strategic objectives, to align the interests of management and the shareholders, and to provide opportunities for management to share in the benefits that they achieve for the Company’s shareholders.

The components of compensation paid to executive officers consist of: (a) base salary, (b) incentive compensation in the form of stock options awarded by the Company under the Company’s Stock Option Plan, (c) incentive compensation in the form of annual bonuses based on the performance of the Company and (d) certain other benefits.

Components of Compensation

The primary components of compensation paid to executive officers and senior management personnel, and the relationship of these components of compensation to the Company’s performance, are discussed below:

•	Base Salary. The Committee periodically reviews and approves the base salary paid to executive officers and members of the Company’s senior management team. Adjustments to base salaries are determined based upon a number of factors, including the Company’s performance (to the extent such performance can fairly be attributed or related to each executive’s performance), as well as the nature of each executive’s responsibilities, capabilities and contributions. In addition, the Committee periodically reviews the base salaries of senior management personnel in an attempt to ascertain whether those salaries fairly reflect job responsibilities and prevailing market conditions and rates of pay. The Committee believes that base salaries for the Company’s executive officers have historically been reasonable, when considered together with other elements of compensation (such as stock options and the bonus plans) in relation to the Company’s size and performance and in comparison with the compensation paid by similarly sized companies or companies within the Company’s industry.

•	Incentive Compensation. As discussed above, a portion of each executive officer’s compensation package is in the form of incentive compensation designed to reward the achievement of key operating objectives and long-term increases in shareholder value. The Committee believes that the stock options granted under the Stock Option Plan reward executive officers only to the extent that shareholders have benefited from increases in the value of the common stock. In establishing the size of an executive’s opportunity for incentive compensation, including bonus and stock options, the Committee takes into account, in addition to general comparative information, the individual performance of the executive and the financial performance and strategic achievements of the Company during the prior year, the executive’s level of responsibility and potential to influence or contribute to the Company’s operations and direction, and the quality of the executive’s long-term strategic decisions made during the year. The Committee generally does not base its considerations on any single performance factor, nor does it specifically assign relative weights to factors, but rather considers a mix of factors and evaluates Company and individual performance against that mix. To the extent that qualitative factors are involved in the determination, the Committee must necessarily make a subjective assessment of performance.

•	Performance Bonuses. Performance bonuses are established by the Committee at the end of the fiscal year and are based on the Company’s financial performance, individual performance and compensation surveys. Bonuses awarded in prior years are also taken into consideration. The Company has also agreed in the employment agreements of certain executive officers to provide performance-based bonuses with target amounts equal to a percentage of the executive’s salary.

•	Other Benefits. The Company maintains certain other plans and arrangements for the benefit of its executive officers and members of senior management. The Company believes these benefits are reasonable in relation to the executive compensation practices of other similarly sized companies or companies within the Company’s industry.

Compensation of the Chief Executive Officer

The Company’s Chief Executive Officer, Darren Richardson, is compensated pursuant to the terms of an employment agreement with the Company. During fiscal 2005, Mr. Richardson received a base salary of $300,000 and a bonus for fiscal 2005 of $300,000. Mr. Richardson’s base salary has not been increased for fiscal 2006. Mr. Richardson is eligible to participate in the Company’s stock option plan. The compensation committee believes that Mr. Richardson’s annual compensation has been set at a level competitive with other companies in the industry.

When determining compensation of the Company’s Chief Executive Officer, the Committee considers the employment market conditions for public companies of similar size and industry segment. Key performance targets and objectives include qualitative factors such as leadership, ability to motivate, strategic vision, business initiative, and managerial skills, as well as quantitative factors such as revenue growth, EBITDA and cash flow generation, marketing efficacy, and expense control.

Internal Revenue Code Section 162(m)

The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code (“Section 162(m)”) adopted under the federal Revenue Reconciliation Act of 1993. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the named executive officers, other than compensation that is performance-based under a plan approved by the shareholders of the corporation. The Committee has concluded that the Company’s Stock Option Plan meets the requirements for a performance-based plan under the regulation interpreting Section 162(m). Since targeted compensation aside from compensation under such plans is well below the $1 million threshold, the Committee has concluded that Section 162(m) should not reduce the tax deductions available to the Company and that no changes to the Company’s compensation program were needed in this regard.

Conclusion

The Committee believes that its policies further the shareholders’ interests because a significant part of executive compensation is based upon the Company achieving its financial and other goals and objectives. At the same time, the Committee believes that its policies encourage responsible management of the Company in the short-term. The Committee regularly considers executive compensation issues so that its practices are as effective as possible in furthering shareholder interests.

The Committee bases its review on the experience of its own members, on information requested from management personnel, and on discussions with and information compiled by various independent consultants retained by the Company.

June 7, 2005	The Compensation Committee

Cary McWhinnie
Donald Lenz
Andrew Redmond

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

The members of the Company’s Compensation Committee during fiscal 2005 were Cary McWhinnie, Andrew Redmond and Donald Lenz. No member of the Company’s Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries, and no director or executive officer is a director or executive officer of any other public corporation that has a director or executive officer who is also a director of the Company.

Equity Compensation Plan Information

The following table sets forth information regarding all of the Company’s equity compensation plans as of March 31, 2005.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,268,983	$0.98	3,926,123
Equity compensation plans not approved by security holders	—	—	—

Total	2,268,983	$0.98	3,926,123

Stock Option Plan

The Company has an incentive stock option plan (the “Option Plan”) containing the following terms: Options to purchase Common Stock may be granted under the Option Plan to directors, officers, employees or other personnel of the Company or any of its subsidiaries, as determined by the Board of Directors, at a price to be fixed by the Board of Directors, subject to limitations imposed by any stock exchange on which the Common Stock is listed for trading and any other regulatory authority having jurisdiction in such matters. The Common Stock subject to each option shall become purchasable at such time or times as may be determined by the Board of Directors. An option not exercised prior to the date that is five years from the date of grant of such option shall automatically expire and may expire on such earlier date or dates as may be determined by the Board of Directors. Any shares of Common Stock not purchased by the expiration date of the applicable stock option may thereafter be reallocated in accordance with the provisions of the Option Plan. Options are non-assignable and non-transferable by the option holder and are exercisable during the option holder’s lifetime only by the option holder. The Board of Directors may make such arrangements as it deems advisable for the exercise of an option by an option holder who has ceased to be a director, officer or employee of the Company or any of its subsidiaries, or by the estate or heirs of the option holder, subject to any limitations imposed by any stock exchange on which the Common Stock is listed for trading or any regulatory authority having jurisdiction in such matters. The aggregate number of shares of Common Stock reserved for issuance to any one individual under the Option Plan and under any other share compensation arrangement of the Company may not exceed 5% of the number of shares of Common Stock issued and outstanding. The Company does not provide any financial assistance with respect to purchases of shares under the Option Plan. The number of common shares subject to options granted to Insiders (as defined in the Securities Act (Ontario)) is restricted in accordance with the requirements of the Toronto Stock Exchange.

PERFORMANCE GRAPH

The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Management Proxy Circular and Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

The graph below compares the cumulative total shareholder return on the Common Stock of the Company from March 31, 2000 through and including March 31, 2005 with the cumulative total return on the S&P/TSX Composite Total Return Index, the AMEX Market Index and the stocks included in the Hemscott database under the Standard Industrial Code 3944 (Games & Toys, except Bicycles). The graph assumes the investment of $100 in the Company’s Common Stock and in each of the indexes on March 31, 2000 and reinvestment of all dividends. Unless otherwise specified, all dates refer to the last day of each year presented. The stock price information shown on the graph below is not necessarily indicative of future price performance.

	2000	2001	2002	2003	2004	2005
Mad Catz Interactive, Inc.	$100.00	$24.24	$51.88	$30.55	$34.91	$78.55
SIC Code Index	100.00	124.94	151.51	154.30	153.35	165.16
AMEX Market Index	100.00	84.36	83.67	79.91	112.93	118.31
S&P/Tsx Composite Total Return	100.00	81.39	104.88	82.40	137.73	113.93

Companies included in the Standard Industrial Code 3944 (Games & Toys, except Bicycles) peer group include: Action Products International, Inc., Anagram Plus, Inc., Cerangenix Pharma Inc., Exx Inc. (Class A and Class B Shares), Gaming Partners International Corporation, Genio Group, Inc., Grand Toys International

Limited, Hasbro, Inc., Jakks Pacific, Inc., LeapFrog Enterprises, Inc., Left Right Marketing Technology, Inc., Mad Catz Interactive, Inc., Mattel, Inc., The Ohio Art Company, Radica Games Limited, Texhoma Energy, Inc., Zindart Limited and Zone 4 Play Inc.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Preliminary Note: The following Report of the Audit Committee of the Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent specifically incorporated by the Company.

The Audit Committee of the Mad Catz Interactive Board of Directors is composed of three independent directors as required by the listing standards of the American Stock Exchange and operates under a written charter adopted by the Board of Directors. The members of the Audit Committee are Donald Lenz (Chairman), Patrick Brigham and Cary McWhinnie.

Management is responsible for the Company’s internal controls and the financial reporting process. KPMG LLP, the Company’s Independent Registered Public Accounting Firm for the fiscal year ended March 31, 2005, are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America, for performing an independent audit of the Company’s internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (United States) and for issuing reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Company’s Independent Registered Public Accounting Firm also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence. The Audit Committee also considered whether the provision of financial information systems design and other non-audit services by the independent accountants is compatible with their independence.

Based upon the Audit Committee’s discussion with management and the Company’s Independent Registered Public Accounting Firm and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2005 filed with the Securities and Exchange Commission.

June 7, 2005	The Audit Committee

Patrick Brigham Donald Lenz Cary McWhinnie

Relevant Education and Experience of Audit Committee Members

By virtue of their prior history and business experience, each of Messrs. Lenz, McWhinnie and Brigham have the relevant experience to meaningfully contribute to the Committee.

Audit Fees for Fiscal 2004 and 2005

The aggregate fees billed to the Company by KPMG LLP, the Company’s Independent Registered Public Accounting Firm, for the fiscal years ended March 31 2004 and 2005 are as follows:

	2005	2004
Audit Fees (1)	$267,159	$260,000
Audit-Related Fees	—	—
Tax Fees (2)	$96,674	$133,078
All Other Fees	—	—

(1)	Audit Fees consist of the audit of our annual financial statements included in the Company’s Annual Report on Form 10-K for its 2005 fiscal year and Form 20-F for its 2004 fiscal year and Annual Report to Shareholders, review of interim financial statements and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)	Tax Fees consist of fees for tax consultation and tax compliance services.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of KPMG LLP, and has concluded that the provision of such services is compatible with maintaining the independence of the Company’s auditors.

Representatives of KPMG LLP will be present at the Annual Meeting, will be available to respond to questions and may make a statement if they so desire.

Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of the Company’s Independent Auditors

The Company’s Audit Committee has established a policy that all audit and permissible non-audit services provided by the independent auditors will be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of the Company’s auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

SHAREHOLDER PROPOSALS

Shareholders wishing to submit proposals on matters appropriate for shareholder action to be presented at Mad Catz’ annual meeting of shareholders may do so in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to its 2006 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by the Company at its principal executive offices no later than March 24, 2006. Shareholders wishing to bring a proposal before the 2006 Annual Meeting of Shareholders in accordance with Canadian laws must provide written notice of such proposal to our Corporate Secretary at the principal executive offices of the Company no later than April 23, 2006.

OTHER MATTERS

The Board does not intend to bring any other business before the Annual Meeting, and so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. In addition to the scheduled items of business, the meeting may consider shareholder proposals (including proposals omitted from the Management Proxy Circular and Proxy Statement and form of Proxy pursuant to the proxy rules of the SEC) and matters relating to the conduct of the meeting. As to any other business that may properly come before the meeting, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended March 31, 2005, as filed by us with the SEC (excluding exhibits), is a portion of the Annual Report that is being mailed, together with this Management Proxy Circular and Proxy Statement, to all shareholders entitled to vote at the Annual Meeting. However, such Annual Report, including the Annual Report on Form 10-K, is not to be considered part of this proxy solicitation material.

COPIES OF THE ANNUAL REPORT ON FORM 10-K (INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES) MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE SECRETARY OF THE COMPANY, 181 Bay Street, Suite 2500, Toronto, Ontario M5J 2T7. A request for a copy of the Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of common stock of the Company on July 22, 2005. Exhibits to the Form 10-K, if any, will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

ADDITIONAL INFORMATION

Additional information relating to the Company may be found on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. Shareholders may contact the Secretary of the Company, 181 Bay Street, Suite 2500, Toronto, Ontario M5J 2T7 to obtain free of charge, copies of the Company’s financial statements and Management’s Discussion and Analysis (“MD&A”). Financial information is provided in the Company’s comparative financial statements and MD&A for the Company’s most recently completed financial year.

By Order of the Board of Directors

San Diego, California	Darren Richardson, President and Chief Executive Officer

July 22, 2005

APPENDIX A

MAD CATZ INTERACTIVE, INC.

CHARTER OF THE AUDIT COMMITTEE

Audit Committee Purpose

The Audit Committee (“Committee”) is appointed by the Board to assist the Board in fulfilling its oversight responsibilities of the Company. In so doing the Committee provides an avenue of communication among the independent auditors, management, and the Board. The Committee’s primary duties and responsibilities are to gain reasonable assurance of the following:

•	that the Company complies with the applicable laws, regulations, rules, policies and other requirements of governments, regulatory agencies and stock exchanges relating to financial reporting and disclosure;

•	that management of the Company has assessed areas of potential significant financial risk to the Company and taken appropriate measures;

•	the independence and satisfactory performance of duties by the Company’s independent auditors;

•	that the accounting principles, significant judgments and disclosures that underlie or are incorporated in the Company’s financial statements are the most appropriate in the prevailing circumstances;

•	that the Company’s quarterly and annual financial statements present fairly the Company’s financial position and performance in accordance with generally accepted accounting principles; and

•	that appropriate information concerning the financial position and performance of the Company is disseminated to the public in a timely manner.

Composition

Audit Committee members shall meet the requirements of the exchanges upon which the Company is listed as well as all governing regulatory bodies. The Committee shall be comprised of three or more Directors as determined by the Board, each of whom shall be independent1 non-executive Directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall be financially literate2.

The Committee members shall be appointed by the Board. The Board shall designate the Chairman of the Committee annually.

Reliance on Experts

The Committee shall have the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties and to set and pay the compensation for any advisors engaged by it. In so doing each member of the Committee shall be entitled to rely in good faith upon:

(a)	financial statements of the Company represented to him or her by an officer of the Company or in a written report of the independent auditors to present fairly the financial position of the Company in accordance with generally accepted accounting principles; and

(b)	any report of a lawyer, accountant, engineer, appraiser or other person whose profession lends credibility to a statement made by any such person.

1	For the definition of independent director, please see the Glossary of Terms.
2	An individual is financially literate if he/she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements.

The Committee shall also have the authority to communicate directly with the independent auditors.

Remuneration of Committee Members

No member of the Committee may earn fees from the Company or any of its subsidiaries other than directors’ fees (which fees may include cash, options or other in-kind consideration ordinarily available to directors). For greater certainty, no member of the Committee shall accept any consulting, advisory or other compensatory fee from the Company.

Limitations on Committee’s Duties

In contributing to the Committee’s discharging of its duties under this Charter, each member of the Committee shall be obliged only to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Nothing in this Charter is intended, or may be construed, to impose on any member of the Committee a standard of care or diligence that is in any way more onerous or extensive than the standard to which all Board members are subject.

Meetings and Operating Procedures

•	The Committee shall meet at least four times annually, or more frequently as circumstances dictate.

•	A quorum shall be a majority of the members.

•	In the absence of the Chairman of the Committee, the members shall appoint an acting Chairman.

•	A copy of the minutes of each meeting of the Committee shall be provided to each member of the Committee and to each Director of the Company in a timely fashion.

•	The Chairman of the Committee shall prepare and/or approve an agenda in advance of each meeting.

•	The Committee, in consultation with management and the independent auditors, shall develop and participate in a process for review of important financial topics that have the potential to impact the Company’s financial policies and disclosures.

•	The Committee shall communicate its expectations to management and the independent auditors with respect to the nature, timing and extent of its information needs. The Committee expects that written materials will be received from management and the independent auditors in advance of meeting dates.

•	The Committee should meet privately in executive session at least quarterly with management, the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believes should be discussed.

•	In addition, the Committee or at least its Chair should communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the auditor’s limited review procedures.

•	The Committee shall annually review, discuss and assess its own performance. In addition, the Committee shall periodically review its role and responsibilities.

•	The Committee expects that, in discharging their responsibilities to the shareholders, the independent auditors shall be accountable to the Board through the Committee. The independent auditors shall report all material issues or potentially material issues to the Committee.

Responsibilities and Duties

Review Procedures

•	Review and reassess the adequacy of this Charter at least annually, submit it to the Board for approval and ensure that it is in compliance with applicable securities laws.

•	Review the Company’s annual audited financial statements and the accompanying Management Discussion and Analysis prior to filing or distribution, and report its findings for approval to the Board. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

•	Review the Company’s quarterly unaudited financial statements and the accompanying Management Discussion and Analysis prior to filing or distribution, and report its findings for approval to the Board. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

•	Review and, if appropriate, recommend approval to the Board of news releases and reports to shareholders issued by the Company with respect the Company’s annual and quarterly financial statements.

•	Ensure that adequate procedures are in place for the review of the Company’s disclosure of financial information extracted or derived from the Company’s financial statements, other than the disclosure stated above, and periodically assess the adequacy of the those procedures.

•	In consultation with management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management’s responses.

•	Review with management and the independent auditors the management certifications of the financial statements as required under applicable securities laws.

•	Review with management and the independent auditors the appropriateness of the Company’s accounting policies, disclosures, reserves, key estimates and judgments, including changes or alternatives thereto and to obtain reasonable assurance that they are in compliance with GAAP, and report thereon to the Board.

•	Review the following with management with the objective of obtaining reasonable assurance that financial risk is being effectively managed and controlled:

i.	management’s tolerance for financial risks;

ii.	management’s assessment of significant financial risks facing the Company;

iii.	the Company’s policies, plans, processes and any proposed changes to those policies for controlling significant financial risks;

•	On at least an annual basis, review with the Company’s counsel, any legal matters that could have a significant impact on the organizations’ financial statements, the Company’s compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

Independent Auditors

•	Evaluate the independent auditors to be nominated to prepare or issue an audit report or perform other audit, review or attest services for the Company.

•	Assume direct responsibility for the engagement and remuneration of the independent auditors and approve any discharge when circumstances warrant.

•	The independent auditors are ultimately accountable to the Committee and the Board. The Committee shall assume direct responsibility for overseeing the work of the independent auditors engaged to prepare or issue an audit report or perform other audit, review or attest services for the Company, including the resolution of disagreements between management and the independent auditors regarding financial reporting.

•	Pre-approve all non-audit services to be provided to the Company or its subsidiary entities by its independent auditors. Authority to pre-approve non-audit services may be delegated to one or more independent members, provided that the pre-approval is presented to the full Committee at its first scheduled meeting following such pre-approval.

•	On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence, and ensure receipt from the auditors of a formal written statement delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Standard 1.

•	Review the independent auditors’ audit plan, discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

•	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees.

•	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

•	Review the results of independent audits and any change in accounting practices or policies and their impact on the financial statements.

•	Where there are unsettled issues raised by the independent auditors that do not have a material effect on the annual audited financial statements, require that there be a written response identifying a course of action that would lead to their resolution.

Other

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	Review and approve the Company’s hiring policies regarding employees and former employees of the present and former independent auditors of the Company.

•	Review, through its Chairman, the travel and entertainment expenses of the President and Chief Executive Officer.

•	Ensure that the Company’s annual information form (the “AIF”) contains the required, prescribed disclosure regarding the Committee, and if management solicits proxies from the Company’s security holders for the purpose of electing Directors to the Company’s Board, ensure that a cross-reference to the sections of the Company’s AIF containing the required, prescribed disclosure is included in the Company’s management information circular.

•	Ensure that the Company provides appropriate funding, as determined by the Committee, of payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties including, but not limited to, expenses incurred in the engagement of independent counsel and other advisors.

MAD CATZ INTERACTIVE, INC.

PROXY

SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION FOR USE

AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 22, 2005

The undersigned shareholder of Mad Catz Interactive, Inc. (the “Corporation”) hereby appoints Patrick Brigham, Chairman of the Board of Directors, or, failing him, Darren Richardson, President and Chief Executive Officer of the Corporation, or instead of either of the foregoing,                                          as proxy of the undersigned with full power of substitution to attend, vote and otherwise act for and on behalf of the undersigned at the above-noted annual meeting of shareholders of the Corporation and any adjournment thereof (the “Meeting”) to the same extent and with the same powers as if the undersigned was present at the Meeting, and the person named is specifically directed to vote as indicated herein. The undersigned hereby undertakes to ratify and confirm all the said proxy may do by virtue hereof, and hereby revokes any proxy previously given in respect of the Meeting. Without limiting the general authorization and power hereby given, all of the common shares registered in the name of the undersigned are to be voted as follows:

1.

Election of Directors.

INSTRUCTIONS: IF YOU MARK THE “FOR ALL EXCEPT” CATEGORY, INDICATE THE NOMINEE(S) AS TO WHICH YOU DESIRE TO WITHHOLD AUTHORITY BY STRIKING A LINE THROUGH SUCH NOMINEE(S) NAME IN THE LIST BELOW:

Patrick Brigham

Darren Richardson

Donald Lenz

Morris Perlis

Andrew Redmond

		FOR ALL ☐	WITHHOLD AS TO ALL ☐	FOR ALL EXCEPT ☐

2.	To appoint KPMG LLP as the Independent Registered Public Accounting Firm of the Company and to authorize the Board of Directors to fix the Independent Registered Public Accounting Firm’s remuneration.	FOR ☐	ABSTAIN ☐

DATED the 22nd day of July 2005.

Signature                                       Signature of joint holder, if any                                       Date

Please sign exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

NOTES:

1.	If no choice is specified, the proxy will be VOTED FOR items 1 and 2.

2.	Shareholders are entitled to vote at the Meeting either in person or by proxy. A proxy must be dated and signed by the shareholder or his or her attorney duly authorized in writing or, if the shareholder is a corporation, by an officer or attorney thereof duly authorized. The signature should agree with the name on this proxy. If the proxy is not dated in the above space, it will be deemed to bear the date on which it was mailed by the Corporation.

3.	Each shareholder has the right to appoint a person to represent the shareholder at the Meeting other than the persons specified above. Such right may be exercised by inserting in the space provided the name of the person to be appointed, who need not be a shareholder of the Corporation.

4.	This proxy confers authority for the above-named persons to vote in their discretion with respect to amendments or variations to the matters identified in the notice of meeting which accompanied this proxy and with respect to other matters which may properly come before the Meeting.